UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

Cardiff Oncology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File Number)	IRS Employer
of incorporation or organization)		Identification No.)

11055 Flintkote Avenue
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	CRDF	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2020, Cardiff Oncology, Inc. (the “Company”) announced that Thomas H. Adams, Ph.D., Executive Chairman and Chairman of the Company, stepped down from his current role, effective December 15, 2020, and will continue as a director of the Company. In addition, the Company announced that Rodney Markin, M.D. was appointed as Chairman of the Board, effective December 15, 2020.

On December 21, 2020, the Company entered into a separation agreement (the “Separation Agreement”) with Dr. Adams pursuant to which the Company and Dr. Adams agreed upon the terms of Mr. Adams’ reduced role with the Company. The Separation Agreement provides for a customary general release of claims. In addition, the Company will pay Dr. Adams (i) a cash payment of $300,000, less normal and customary tax withholdings, (ii) his base salary through December 31, 2020, (iii) any accrued but unused paid vacation through December 31, 2020, (iv) his 2020 bonus in the amount of $226,964 and (v) reimbursement of any unpaid expenses as prescribed by applicable Company policy. In addition, 471,375 stock options of the Company (the “Stock Options”) granted to Dr. Adams will be automatically vested pursuant to the Separation Agreement.

To be entitled to the benefits described above, Dr. Adams must: (a) not revoke the Separation Agreement within the seven (7) day revocation period following the date he signed the Separation Agreement; and (b) comply with his obligations under the Separation Agreement.

The foregoing summary of the Separation Agreement is qualified in its entirety by the text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on December 21, 2020, announcing the appointment of Dr. Markin as Chairman and Dr. Adams’ reduced role with the Company as described herein. The press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1	Separation Agreement between Thomas Adams and Cardiff Oncology, Inc. dated December 21, 2020
99.1	Press Release of Cardiff Oncology, Inc. dated December 21, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         December 21, 2020

CARDIFF ONCOLOGY, INC.

By:	/s/ Mark Erlander
Mark Erlander
Chief Executive Officer

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